UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by MISCOR Group, Ltd. (the “Company”) on June 1, 2006 (the “Original 8-K”), announcing the completion of the acquisition of E.T. Smith Services of Alabama, Inc. (“E.T. Smith”), on May 31, 2006. The sole purpose of this Amendment No. 1 is to provide the historical financial statements of E.T. Smith as required by Item 9.01(a), and the pro forma financial information as required by Item 9.01(b), in connection with MISCOR’s acquisition of E.T. Smith, which financial statements and information were not included in the Original 8-K. Please refer to the Original 8-K for further discussion of MISCOR’s acquisition of E.T. Smith.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of E.T. Smith as of September 30, 2005 and 2004, and for the years then ended, and the unaudited financial statements of E.T. Smith as of March 31, 2006, and for the three month periods ended March 31, 2006 and 2005, are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro forma financial information.

Unaudited pro forma condensed combining financial information of the Company, giving effect to the acquisition of E.T. Smith by the Company, presented in accordance with Article 11 of Regulation S-X, is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
2.1*@	Asset Purchase Agreement dated May 31, 2006, among Magnetech Industrial Services of Alabama, LLC, Magnetech Industrial Services, Inc., E.T. Smith Services of Alabama, Inc., and Smith Services, Inc.
99.1*	Press Release dated June 1, 2006, reporting acquisition of E.T. Smith Services of Alabama, Inc.
99.2
E.T. Smith audited financial statements as of September 30, 2005 and 2004, and for the years then ended, and unaudited financial statements as of March 31, 2006 and for the three month periods ended March 31, 2006 and 2005

99.3	Unaudited pro forma condensed combining financial information of MISCOR Group, Ltd., and subsidiaries

*	Previously filed as an exhibit to the Company’s Original 8-K, filed on June 1, 2006.
@
The Company has omitted schedules and similar attachments to the Asset Purchase Agreement dated May 31, 2006, among Magnetech Industrial Services of Alabama, LLC, Magnetech Industrial Services, Inc., E.T. Smith Services of Alabama, Inc., and Smith Services, Inc., pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: August 14, 2006
	By:	/s/ Richard J. Mullin
Printed Name: Richard J. Mullin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*@	Asset Purchase Agreement dated May 31, 2006, among Magnetech Industrial Services of Alabama, LLC, Magnetech Industrial Services, Inc., E.T. Smith Services of Alabama, Inc., and Smith Services, Inc.
99.1*	Press Release dated June 1, 2006, reporting acquisition of E.T. Smith Services of Alabama, Inc.
99.2
E.T. Smith audited financial statements as of September 30, 2005 and 2004, and for the years then ended, and unaudited financial statements as of March 31, 2006 and for the three month periods ended March 31, 2006 and 2005

99.3	Unaudited pro forma condensed combining financial information of MISCOR Group, Ltd., and subsidiaries

*	Previously filed as an exhibit to the Company’s Original 8-K, filed on June 1, 2006.
@
The Company has omitted schedules and similar attachments to the Asset Purchase Agreement dated May 31, 2006, among Magnetech Industrial Services of Alabama, LLC, Magnetech Industrial Services, Inc., E.T. Smith Services of Alabama, Inc., and Smith Services, Inc., pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.